LEASES (Schedule of Operating Lease Liabilities) (Details) $ in Thousands	Dec. 31, 2024 USD ($)
Lessee Disclosure [Abstract]
2025	$ 26,726
2026	24,636
2027	20,652
2028	17,534
2029	16,134
2030 and thereafter	38,958
Total future lease payments	144,640	[1],[2]
Less imputed interest	(12,988)
Total	$ 131,652

[1]	As of December 31, 2024, we have additional operating lease payments, that have not yet commenced of approximately $2.7 million. These operating leases will commence during 2025 with lease terms of 7 years.
[2]	Total lease payments have not been reduced by sublease rental expected payments of approximately $22 million due in the future under non-cancelable subleases.